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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 3, 2002



                              PLANAR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


               OREGON                              0-23018                           93-0835396
   (State or other jurisdiction            (Commission File Number)               (I.R.S. Employer
         of incorporation)                                                       Identification No.)

                              1400 NW Compton Drive
                             Beaverton, Oregon 97008
                                 (503) 690-1100

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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Item 5.   OTHER EVENTS

          On April 3, 2002, Planar Systems, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 28, 2002. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)     Exhibits

          99.1    Press Release issued by Planar Systems, Inc. on April 3, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 4, 2002.

                                       PLANAR SYSTEMS, INC.
                                       (Registrant)


                                       /s/ Steve Buhaly
                                       -----------------------------------------
                                       Steve Buhaly
                                       Vice President and
                                       Chief Financial Officer

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